Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated June 20, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your contract.  Effective June 20, 2008, these investment options have changed names, as indicated below.

OLD NAME	NEW NAME
Nationwide Small Cap Fund: Class A	Aberdeen Small Cap Fund - Class A
Wells Fargo Advantage Funds(SM) – Common Stock Fund: Class Z	Wells Fargo Advantage Funds(SM) – Common Stock Fund - Investor Class
Wells Fargo Advantage Funds(SM) – Mid Cap Growth Fund: Class Z	Wells Fargo Advantage Funds(SM) – Mid Cap Growth Fund - Investor Class